SCHEDULE 14A INFORMATION
                           PROXY STATEMENT PURSUANT TO
                              SECTION 14(A) OF THE
                           SECURITIES EXCHANGE ACT OF
                            1934 (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                                AMERIPRIME FUNDS

                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:
                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:
                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------
         5)       Total fee paid:
                  --------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------

         3)       Filing Party:
                  --------------------------------------------------------------

         4)       Date Filed:
                  --------------------------------------------------------------

                         CARL DOMINO EQUITY INCOME FUND
                      CARL DOMINO GLOBAL EQUITY INCOME FUND

                             CARL DOMINO GROWTH FUND

                         1793 KINGSWOOD DRIVE, SUITE 200
                             SOUTHLAKE, TEXAS 76092

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              TO BE HELD [ ], 2000

Dear Shareholders:

The Board of Trustees of AmeriPrime Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Carl Domino Equity Income Fund, Carl Domino Global Equity Income Fund and Carl Domino Growth Fund series of the Trust, to be held at 175 Westwood, Southlake, Texas 76092 on [ ], 2000 at [ ] a.m., Central Standard Time, for the following purposes:

     1. Approval of new management agreements with Northern Trust Quantitative Advisors, Inc., to become effective upon the closing of the proposed acquisition of substantially all of the assets of Carl Domino Associates, L.P. by Northern Trust Quantitative Advisors, Inc. NO FEE INCREASE IS PROPOSED.

     2. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent public accountants for the Carl Domino Equity Income Fund, Carl Domino Global Equity Income Fund and Carl Domino Growth Fund for the fiscal year ending October 31, 2000.

     3. Transaction of such other business as may properly come before the meeting or any adjournment(s) thereof.

         Shareholders of record at the close of business on [ ], 2000 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

                        By Order of the Board of Trustees




                             KENNETH D. TRUMPFHELLER
                             Secretary
[          ], 2000

                                                   YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE OR BY FAXING IT TO [ ], WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

4

                         CARL DOMINO EQUITY INCOME FUND

                      CARL DOMINO GLOBAL EQUITY INCOME FUND

                             CARL DOMINO GROWTH FUND

                         1793 KINGSWOOD DRIVE, SUITE 200

                             SOUTHLAKE, TEXAS 76092

                                  ------------

                                 PROXY STATEMENT

                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS

                              TO BE HELD [ ], 2000
                                  ------------

         INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Funds (the "Trust"), on behalf of the Carl Domino Equity Income Fund (the "Equity Fund"), the Carl Domino Global Equity Income Fund (the "Global Fund"), and the Carl Domino Growth Fund (the "Growth Fund") for use at the Special Meeting of Shareholders of the three funds (the "Meeting") to be held at 175 Westwood, Southlake, Texas 76092 on [ ], 2000 at [ ] a.m., Central Standard Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about [ ], 2000.

          Northern Trust Quantitative Advisors, Inc. ("Northern") has agreed to purchase substantially all of the assets of Carl Domino Associates, L.P. ("Domino Associates"). Domino Associates is the current adviser of the Equity, Global and Growth Funds. If the sale is completed, the current operations of Domino Associates will continue to be conducted, as a separate division of Northern, under the direction of the same personnel (including portfolio managers). As a result, the shareholders are being asked to consider the following proposals:

     1. Approval of new management agreements with Northern, to become effective upon the closing of the proposed acquisisition of the assets of Domino Associates by Northern.

     2. Ratification of the selection of McCurdy & Associates CPA's, Inc. as the independent public accountants for the Carl Domino Equity Income Fund, Carl Domino Global Equity Income Fund and Carl Domino Growth Fund for the fiscal year ending October 31, 2000.

     3. Transaction of any other business, not currently contemplated, that may properly come before the meeting or any adjournment thereof.

         A COPY OF THE FUNDS' ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY MAKING A WRITTEN REQUEST DIRECTED TO MR. KENNETH D. TRUMPFHELLER, SECRETARY, AMERIPRIME FUNDS, 1793 KINGSWOOD DRIVE, SUITE 200, SOUTHLAKE, TEXAS 76092 OR BY CALLING THE FUNDS AT 1-800-506-9922.

PROPOSAL 1 - NEW MANAGEMENT

AGREEMENTS WITH NORTHERN TRUST QUANTITATIVE ADVISORS, INC.

BACKGROUND

          On March 17, 2000, Domino Associates and Northern entered into an agreement under which Northern has agreed to purchase substantially all of the assets of Domino Associates (the "Acquisition"). As a result of the Acquisition, the current operations of Domino Associates will continue to be conducted, as a separate division of Northern, under the direction of the same personnel (including portfolio managers). The closing is scheduled to occur on or about May 5, 2000.

         Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The Investment Company Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Acquisition constitutes a "change in control" of Domino Associates for purposes of the Investment Company Act and will cause the "assignment" and resulting termination of the present management agreements.

THE PRESENT MANAGEMENT AGREEMENTS

         Domino Associates currently provides investment advisory services to the Carl Domino Funds pursuant to a separate management agreement for each Fund between the Trust and Domino Associates. The management agreements for the Equity Fund, Global Fund and Growth Fund are substantially similar. The agreements for the Equity Fund, Global Fund and Growth Fund require Domino Associates to furnish an investment program for the applicable Fund and to determine which securities to purchase and sell and what portion of a Fund's assets to keep uninvested. However, the Equity Fund agreement requires Domino Associates to pay organizational expenses, while the Growth Fund and Global Fund agreements do not. Additionally, the Global Fund and Growth Fund agreements, unlike the Equity Fund agreement, require each Fund to pay expenses which it is authorized to pay under Rule 12b-1 of the 1940 Act.

         The Equity Fund agreement, dated October 31, 1995, was submitted to the shareholders in 1995 upon the formation of the Fund. The Growth Fund and Global Fund agreements, both dated December 28, 1998, were submitted to shareholders in 1998 upon the formation of these Funds. The present management agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act, of Domino Associates or Northern (the "Independent Trustees"), on September 22, 1999. Domino Associates currently receives an advisory fee of 1.50% of the average daily net assets of each Fund pursuant to the present management agreements. During the fiscal year ended October 31, 1999, the Equity Fund paid to Domino Associates advisory fees of $116,771. Because of their recent formation, the Global Fund and the Growth Fund have not yet completed a fiscal year. For the period December 31, 1998 through October 31, 1999, the Global Fund and the Growth Fund paid to Domino Associates advisory fees of $15, 629, and $12, 670 respectively.

THE NEW MANAGEMENT AGREEMENTS.
-----------------------------

         Each Fund will enter into a separate new management agreement with Northern. The terms and conditions of the new management agreements are substantially identical in all material respects to those of the present management agreements, with a few exceptions:

o For each new management agreement, the dates of their execution, effectiveness and termination are changed.

o For each new management agreement, Northern has reserved all rights to the names "Northern Trust Quantitative Advisors, Inc.," "Northern Trust," "Carl Domino" or any variation thereof. Under the present management agreements, only the rights to the name "Carl Domino" were reserved.


o For each new management agreement, the description of the expenses paid by the Fund has been revised to clarify that each Fund pays all of its borrowing costs (including dividend expense on securities sold short), not just interest expense.

o The Equity Fund's present management agreement requires Domino Associates to pay all distribution expenses of the Fund, including expenses incurred pursuant to any distribution plan under Rule 12b-1 of the Investment Company Act ("12b-1 Plan"). The present and proposed management agreements for the Global Fund and the Growth Fund require the Fund to pay its 12b-1 Plan expenses. The proposed management agreement for the Equity Fund requires the Fund to pay its 12b-1 Plan expenses. This change would permit the Equity Fund (like the Global Fund and the Growth Fund) to add a new class of shares in the future with a 12b-1 Plan, and the new class would pay its 12b-1 Plan expenses. YOU SHOULD NOTE THAT THIS CHANGE IN THE PROPOSED EQUITY FUND MANAGEMENT AGREEMENT WILL HAVE NO IMPACT ON YOUR SHARES. The management fee will be unchanged, and no distribution expenses can be borne by the existing class of shares of the Fund unless the shareholders of the class approve a 12b-1 Plan. NO 12B-1 PLAN IS CONTEMPLATED FOR THE EXISTING CLASS OF THE FUND AT THIS TIME.

         Under the new management agreements for the Equity, the Global Fund and the Growth Fund, Northern will select portfolio securities for investment by the Funds, purchase and sell securities of the Funds, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the Investment Company Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to Northern and the investment objective, policies and restrictions of each Fund.

         Northern will receive from each of the Equity Fund, the Global Fund and the Growth Fund a fee at an annual rate of 1.50% of the average value of the daily net assets of the Fund. These are the same fees that Domino Associates currently receives from each Fund under each present management agreement.

         If a new management agreement is approved by shareholders of a Fund prior to the closing of the Acquisition, the new management agreement will become effective when the Acquisition is completed. If a new management agreement is approved by shareholders of a Fund after the closing of the Acquisition, the new management agreement will become effective upon shareholder approval. Each new management agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each new management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the outstanding voting securities of the applicable Fund, or by Northern. Each new management agreement automatically terminates in the event of its assignment.

         Each new management agreement provides that Northern shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund, except a loss resulting from Northern's willful misfeasance, bad faith or gross negligence, or Northern's reckless disregard of its obligations.

          The new form of management agreement for the Equity Fund, the Global Fund and the Growth Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the new management agreements is only a summary.

         The closing of the Acquisition of Domino Associates by Northern is anticipated to occur [on or about May 5, 2000]. Approval of the new management agreements by the shareholders of each Fund is not a condition to the closing of the Acquisition. In the event that shareholder approval for one or more of the new management agreements is not obtained prior to the closing of the Acquisition, it is anticipated that the Meeting will be adjourned and the Board of Trustees will continue to solicit shareholder votes until the new management agreement(s) can be approved. In the event that shareholder approval is not obtained for any Fund prior to the closing of the Acquisition, an interim management agreement with Domino Associates, which was approved by the Board of Trustees on ________, 2000, will take effect. Domino will serve as the advisor pursuant to the interim agreement for 150 days or, if earlier, until a new management agreement is approved by shareholders.

INFORMATION CONCERNING DOMINO ASSOCIATES

     Domino Associates currently serves as the adviser to each of the Carl Domino Funds. Upon completion of the Acquisition, the current operations of Domino Associates will be conducted, as a separate division of Northern, under the direction of the same personnel (including portfolio managers). The general partner of Domino Associates is Carl Domino, Inc., located at 580 Village Boulevard, Suite 225, West Palm Beach, Florida 33409. Carl J. Domino is the sole shareholder of Carl Domino, Inc. Mr. Domino's principal occupation is managing partner of Domino Associates.

         Domino Associates has arrangements with several brokerage firms by which Domino Associates obtains products that directly assist in its investment decision making process. The brokerage firms provide these research products in exchange for Domino Associates directing brokerage transactions, including Fund transactions, through the broker. It is an anticipated that Northern will continue these arrangements after the Acquisition.

INFORMATION CONCERNING NORTHERN

         Northern, located at 50 South LaSalle Street, Chicago, Illinois 60675, is a wholly owned subsidiary of Northern Trust Corporation, also located at 50 South LaSalle Street, Chicago, Illinois 60675. Northern Trust Corporation is a multi-bank holding company and a leading provider of personal financial services and corporate and institutional services, including fiduciary and asset management services. As of December 31, 1999, Northern Trust Corporation and its affiliates administered approximately $1.5 trillion of assets, including approximately $299 billion under investment management.

         The table below gives the name and principal occupation of each current director and principal executive officer of Northern. The address for each person is 50 S. LaSalle Street, Chicago, Illinois 60675.

NAME                            POSITION WITH NORTHERN                PRINCIPAL OCCUPATION

John R. Goodwin               Director, Managing                    Senior Vice President, The Northern Trust Co.
                              Director, Chief
                              Investment Officer

Sheila A. Penrose             Director                              President-Corporate & Institutional Services and
                                                                    Executive Vice President, Northern Trust
                                                                    Company and Northern Trust Corporation

Perry R. Pero                 Director                              Vice Chairman and
                                                                    Chief Financial Officer, The Northern
                                                                    Trust Company and Northern Trust
                                                                    Corporation

Stephen N. Potter             Director,                             Senior Vice President, The Northern Trust
                              Managing Director                     Company


James M. Snyder               Chairman, CEO, Director               Executive Vice President, The Northern
                                                                    Trust Company, and Chief Investment Officer,
                                                                    Northern Trust Corporation

Stephen B. Timbers            Director                              President-Northern Trust Global
                                                                    Investments, and Executive Vice President, The
                                                                    Northern Trust Company and Northern Trust
                                                                    Corporation

Terence J. Toth               Director                              Senior Vice President,
                                                                    The Northern Trust Company

Rick Waddell                  Director                              Executive Vice President,
                                                                    The Northern Trust Company

Jeffrey H. Wessel             President, Director                   Executive Vice President, The Northern
                                                                    Trust Company


         [Northern serves as investment adviser to the Northern Funds' Small Cap Fund, a mutual fund with assets of approximately $203 million. For its services as investment adviser, Northern receives a fee of 0.85% of the fund's average daily net assets. In the absence of voluntary fee waivers, such fee would be 1.20% of the fund's average daily net assets. This fee is lower than the fees proposed under the new management agreements. However, Northern pays none of the Small Cap Fund's ordinary operating expenses, while Northern will pay most of the ordinary operating expenses of the Domino Funds.

         EVALUATION BY THE BOARD OF TRUSTEES.
         -----------------------------------

         The Board has determined that continuity and efficiency of portfolio management services after the Acquisition can best be assured by approving the new management agreements. The Board believes that the new management agreeements will enable the Trust to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the new management agreements is in the best interests of the Trust and the shareholders of each of the Carl Domino Funds.

         At a meeting of the Board of Trustees held on [ ], 2000, the Board, including the Independent Trustees, evaluated the proposed acquisition of Domino Associates by Northern. In evaluating the Acquisition, the Board, including the Independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Domino Associates and Northern, including financial information.

         Based on its review, the Board of Trustees believes that the terms of the Acquisition are fair to, and in the best interests of, the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new management agreements. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of Northern's investment personnel, (ii) the nature and quality of operations and services that Northern is expected to provide the Fund with no change in fees,
(iii) the benefits of continuity in services to be provided after the Acquisition and (iv) the aspects of the Acquisition that would affect the ability of Northern to retain and attract qualified personnel.

         The Trustees also gave careful consideration to factors deemed relevant to the Trust and each Fund, including, but not limited to: (1) the performance of each Fund since commencement of its operations; (2) the distinct investment objective and policies of each Fund, (3) that the compensation to be paid under the new management agreements will be the same as the rate paid under the current management agreements; (4) that the terms of the new management agreements are identical to the terms of the current management agreements, except for different effective, termination and expiration dates; (5) the financial conditions of Domino Associates and Northern; (6) the commitment of Domino Associates to pay or reimburse the Trust for expenses incurred in connection with the Acquisition; (7) the benefits expected to be realized as a result of Northern's ownership of Domino Associates; and (8) other factors deemed relevant.]

         The Board viewed as significant the representation of Northern and Domino Associates that the same persons who are presently responsible for the investment advisory operations of the Domino Funds will continue in such positions following the Acquisition, that no changes in the investment adviser's method of operation or location are expected, and that no diminution of the scope and quality of advisory services provided to the Funds will result from the Acquisition.

         As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreements would be in the best interest of each Fund and its shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreements and voted to recommend them to shareholders for approval.

    THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED
                             MANAGEMENT AGREEMENTS

                                   PROPOSAL 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         McCurdy & Associates CPA's, Inc. has been selected by the unanimous vote of the Board of Trustees, including the Independent Trustees, as the independent public accountants for the Equity Fund, Global Fund and Growth Fund for the current fiscal year ending October 31, 2000. The employment of McCurdy & Associates CPA's, Inc. is conditioned upon the right of each Fund, by a vote of a majority of the Fund's outstanding shares, to terminate the employment without any penalties. If a Fund's shareholders do not ratify the selection of McCurdy & Associates CPA's, Inc., other certified public accountants will be considered for selection for that Fund by the Board of Trustees.

         Representatives of McCurdy & Associates CPA's, Inc. are not expected to be present at the meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of McCurdy & Associates CPA's, Inc. are present, they will be available to respond to appropriate questions from shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC.

                              OPERATION OF THE FUND

         The Equity Fund and the Global Fund are diversified series, and the Growth Fund is a non-diversified series, of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of each Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, each Fund currently retains Domino Associates, 580 Village Boulevard, Suite 225, West Palm Beach, Florida 33409 as its investment adviser. The Trust retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Funds' business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 to act as the principal distributor of the Funds' shares. The Trust retains Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 to serve as transfer agent, dividend paying agent and shareholder services agent for the Funds.

                                    THE PROXY

         The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of the proposed new management agreement for each Fund, (ii) for the ratification of the selection of McCurdy & Associates CPA's, Inc. as each Fund's independent public accountant, and (iii) at the discretion of the holders of the proxy, in accordance with the recommendations of the Board of Trustees, if any, on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by
(i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

         The Board of Trustees fixed the close of business on [ ], 2000 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were [ ] shares of beneficial interest of the Equity Fund, [ ] shares of beneficial interest of the Global Fund and [ ] shares of beneficial interest of the Growth Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of a Fund is necessary to constitute a quorum for that Fund at the Meeting.

         An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed management agreement for that Fund. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

         [Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of a Fund represented at the meeting, but since they are not affirmative votes for any proposal, they will have the same effect as a vote against the proposal.]

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information, as of the Record Date, with respect to each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Equity Fund, the Global Fund or the Growth Fund.

         NAME AND ADDRESS OF                  AMOUNT                PERCENT
          BENEFICIAL OWNER               BENEFICIALLY OWNED        OF CLASS

CARL DOMINO EQUITY INCOME FUND:

CARL DOMINO GLOBAL EQUITY INCOME FUND:

CARL DOMINO GROWTH FUND:

         [As of the Record Date, each Trustee and officer of the Trust beneficially owned less than 1% of the outstanding shares of each Fund, and all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.]

                              SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Kenneth D. Trumpfheller, Secretary, AmeriPrime Funds, 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092.

                              COST OF SOLICITATION

         The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Domino Associates. In addition to solicitation by mail, Domino Associates will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the funds of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Domino Associates may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, in accordance with the recommendations of the Board of Trustees, if any, and discretionary authority to do so is included in the proxy.

                        BY ORDER OF THE BOARD OF TRUSTEES


                             Kenneth D. Trumpfheller
                             Secretary

Dated  [    ], 2000


      PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
                   ENCLOSED REPLY ENVELOPE OR FAX IT TO [ ].

6

                                  EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:      Northern Trust Quantitative Advisors, Inc.
         50 South LaSalle Street
         Chicago, Illinois  60675


Dear Sirs:

                  AmeriPrime Funds (the "Trust") herewith confirms our agreement with you.

                  The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is Carl Domino ___________ Fund (the "Fund").

                  You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Agreement.

         1.       ADVISORY SERVICES

                  You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

         2.       ALLOCATION OF CHARGES AND EXPENSES

                  You will pay all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the Investment Company Act of 1940, (the "1940 Act") as amended); and all other operating expenses not specifically assumed by the Fund.

                  The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses which it is authorized to pay pursuant to Rule l2b-l under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

         3.       COMPENSATION OF THE ADVISER

                  For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.50% of the average value of its daily net assets.

                  The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         4.       EXECUTION OF PURCHASE AND SALE ORDERS

                  In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                  You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

                  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

                  Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

         5.       LIMITATION OF LIABILITY OF ADVISER

                  You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                  Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

         6.       DURATION AND TERMINATION OF THIS AGREEMENT

                  This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

                  If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                  This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

         7.       USE OF NAME

                  The Trust and you acknowledge that all rights to the names "Northern Trust Quantitative Advisors, Inc." "Northern Trust," "Carl Domino" or any variation thereof (the "Names") belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust's right to the use of the Names shall automatically cease on the thirtieth day following the termination of this Agreement. The right to the Names may also be withdrawn by you during the term of this Agreement upon thirty (30) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the Names in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use the Names.

         8.       AMENDMENT OF THIS AGREEMENT

                  No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

         9.       LIMITATION OF LIABILITY TO TRUST PROPERTY

                  The term "AmeriPrime Funds" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

         10.      SEVERABILITY

                  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

         11.      QUESTIONS OF INTERPRETAT10N

                  (a) This Agreement shall be governed by the laws of the State of Ohio.

                  (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

                  (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission, or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

         12.      NOTICES

                  Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, and your address for this purpose shall be 50 South LaSalle Street, Chicago, Illinois 60675.

         13.      COUNTERPARTS

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.      BINDING EFFECT

                  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

         15.      CAPTIONS

                  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                               Yours very truly,
ATTEST:

                                AmeriPrime Funds

By:                                    By:_________________________________
   ----------------------------
[Name, Title]                              Name/Title:



Dated:                              , 1998
      ------------------------------


                                   ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:

                                  Northern Trust Quantitative Advisors, Inc.

By:                              By:_____________________________
   --------------------------

Name/Title:                      Name/Title:________________________
           ---------------


Dated:                                      , 1998
      --------------------------------------

PROXY

                         CARL DOMINO EQUITY INCOME FUND
                         SPECIAL MEETING OF SHAREHOLDERS

                                    [ ], 2000

         The undersigned shareholder of Carl Domino Equity Income Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth D. Trumpfheller and [ ], and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, Texas 76092, on [ ], 2000 at [ ] a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1. APPROVAL OF NEW MANAGEMENT AGREEMENT WITH NORTHERN TRUST QUANTITATIVE ADVISORS, INC.

     |_| FOR           |_| AGAINST               |_| ABSTAIN

2. RATIFICATION OF THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC. AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

     |_| FOR           |_| AGAINST                |_| ABSTAIN


         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSALS 1 AND 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:________, 2000      ____________________________________
(Number of Shares)                          (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

                                            ------------------------------------
                                            (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

     (Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

          THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING

                                         IN PERSON AND VOTING AT THE MEETING.

                          PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY

                      CARL DOMINO GLOBAL EQUITY INCOME FUND
                         SPECIAL MEETING OF SHAREHOLDERS

                                    [ ], 2000

         The undersigned shareholder of Carl Domino Global Equity Income Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth D. Trumpfheller and [ ], and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, Texas 76092, on [ ], 2000 at [ ] a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1. APPROVAL OF NEW MANAGEMENT AGREEMENT WITH NORTHERN TRUST QUANTITATIVE ADVISORS, INC.

     |_| FOR                  |_| AGAINST              |_| ABSTAIN

2. RATIFICATION OF THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC. AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

     |_| FOR                  |_| AGAINST              |_| ABSTAIN


         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSALS 1 AND 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:________, 2000      ____________________________________
(Number of Shares)                          (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

                                            ------------------------------------
                                            (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

     (Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY

                             CARL DOMINO GROWTH FUND
                         SPECIAL MEETING OF SHAREHOLDERS

                                    [ ], 2000

         The undersigned shareholder of Carl Domino Growth Fund (the "Fund"), a series of AmeriPrime Funds (the "Trust"), hereby nominates, constitutes and appoints Kenneth D. Trumpfheller and [ ], and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 175 Westwood, Southlake, Texas 76092, on [ ], 2000 at [ ] a.m. Central Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

1. APPROVAL OF NEW MANAGEMENT AGREEMENT WITH NORTHERN TRUST QUANTITATIVE ADVISORS, INC.

    |_| FOR              |_| AGAINST            |_| ABSTAIN

2. RATIFICATION OF THE SELECTION OF MCCURDY & ASSOCIATES CPA'S, INC. AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

     |_| FOR              |_| AGAINST            |_| ABSTAIN


         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON PROPOSALS 1 AND 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

________________  DATED:________, 2000      ____________________________________
(Number of Shares)                          (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

                                            ------------------------------------
                                            (Please Print Your Name)

                                            ------------------------------------
                                            (Signature of Shareholder)

     (Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.